Net Income Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Net Income Per Share	NET INCOME PER SHARE
Basic and diluted net income per share is based on the weighted average number of shares outstanding. A reconciliation of shares used in the computation of basic and diluted net income per share is as follows:

	December 31,
(DOLLARS IN THOUSANDS)	2019	2018	2017
Net Income
Net income attributable to IFF stockholders	$455,873	$337,302	$295,665
Less: Increase in redemption value of redeemable noncontrolling interests in excess of earnings allocated	(2,097)	(2,848)	—
Net income available to IFF stockholders	$453,776	$334,454	$295,665
Shares
Weighted average common shares outstanding (basic)(1)	111,966	87,551	79,070
Adjustment for assumed dilution(2):
Stock options and restricted stock awards	356	303	300
SPC portion of the TEUs	985	267	—
Weighted average shares assuming dilution (diluted)	113,307	88,121	79,370
Net Income per Share
Net income per share - basic	$4.05	$3.81	$3.73
Net income per share - dilutive	4.00	3.79	3.72
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(1)	For the year ended December 31, 2019 and 2018, the TEUs were assumed to be outstanding at the minimum settlement amount for weighted-average shares for basic earnings per share. See below for details.

(2)	Effect of dilutive securities includes dilution under stock plans and incremental impact of TEUs. See below for details.
As discussed in Note 8, the Company issued 16,500,000 TEUs, consisting of a prepaid SPC and a senior amortizing note, for net proceeds of approximately $800.2 million on September 17, 2018. For the periods outstanding, the SPC portion of the TEUs were assumed to be settled at the minimum settlement amount of 0.3134 shares per SPC for weighted-average shares for basic earnings per share. For diluted earnings per share, the shares were assumed to be settled at a conversion factor based on the VWAP per share of the Company’s common stock not to exceed 0.3839 and 0.3711 shares per SPC as of December 31, 2019 and 2018, respectively.
The Company has issued shares of Purchased Restricted Stock ("PRS") and Purchased Restricted Stock Units (“PRSUs”) which contain nonforfeitable rights to dividends and thus are considered participating securities which are required to be included in the computation of basic and diluted earnings per share pursuant to the two-class method. The two-class method was not presented since the difference between basic and diluted net income per share for both common shareholders, PRS and PRSU holders was less than $0.01 per share for each year and the number of PRS and PRSUs outstanding as of December 31, 2019, 2018 and 2017 was immaterial. Net income allocated to such PRS and PRSUs during 2019, 2018 and 2017 was approximately $1.0 million, $1.0 million and $1.0 million, respectively.
An immaterial amount of Stock-Settled Appreciation Rights (“SSARs”) were excluded from the computation of diluted net income per share at December 31, 2019, 2018 and 2017.